Bluerock Total Income+ Real Estate Fund

PORTFOLIO OF INVESTMENTS

December 31, 2020 (Unaudited)

Security	Principal	Value
REAL ESTATE DEBT SECURITIES (8.91%)(a)
FREMF 2018-K82 Mortgage Trust, Class X2A, IO, 0.100%, 9/25/2028	$1,073,452,986	$6,689,759
FREMF 2018-K82 Mortgage Trust, Class X2B, IO, 0.100%, 10/25/2028	262,694,906	1,701,475
FREMF 2018-K82 Mortgage Trust, Class D, PO, 0.000%, 10/25/2028	100,392,906	48,064,409
FREMF 2019-K101 Mortgage Trust, Class X2A, IO, 0.100%, 10/25/2029	1,187,513,430	8,248,468
FREMF 2019-K101 Mortgage Trust, Class X2B, IO, 0.100%, 1/25/2030	270,043,635	1,963,217
FREMF 2019-K101 Mortgage Trust, Class D, PO, 0.000%, 1/25/2030	109,477,635	46,943,134
FREMF 2019-K91 Mortgage Trust, Class X2A, IO, 0.100%, 3/25/2029	1,133,407,699	7,448,755
FREMF 2019-K91 Mortgage Trust, Class X2B, IO, 0.100%, 10/25/2029	247,526,565	1,724,023
FREMF 2019-K91 Mortgage Trust, Class D, PO, 0.000%, 10/25/2029	103,857,565	44,727,091
FREMF 2019-KC03 Mortgage Trust, Class C, IO, 4.365%, 1/25/2026	58,088,000	45,898,640

TOTAL REAL ESTATE DEBT SECURITIES (Cost $226,332,872)		213,408,971

Security	Shares	Value
PRIVATE REAL ESTATE SECURITIES (94.41%)(b)
Apartments (6.14%)
Clarion Gables Multifamily Trust	82,268	103,471,747
Sentinel Real Estate Fund	490	43,651,852
		147,123,599
Diversified (61.28%)
AEW Core Property Trust	16,927	17,110,323
Ares Real Estate Enhanced Income Fund	N/A	77,370,442
Bain Capital Real Estate Fund I	N/A	49,249,402
Blackstone Property Partners	74,576	104,236,000
Bridge Debt Strategies Fund III, LP	N/A	83,724,629
Brookfield Premier Real Estate Partners	132,484	177,425,684
Carlyle Property Investors	67,821	93,589,279
CBRE U.S. Core Partners, LP	77,392,510	111,530,808
Clarion Lion Properties Fund	84,544	129,088,759
Harrison Street Core Property Fund	43,732	61,768,579
Invesco Core Real Estate Fund	163	29,772,362
Invesco U.S. Income Fund LP	39,565	54,655,635
Morgan Stanley Prime Property Fund LLC	10,513	196,959,578
PGIM PRISA III	30,211	65,733,797
Principal Enhanced Property Fund LP	9,526,788	120,292,304
RREEF America REIT II, Inc.	53,594	6,700,144
Stockbridge Smart Markets Fund	23,450	36,626,827
Stockbridge Value Fund II	N/A	2,802,160
UBS Trumbull Property G&I Fund	1,859	49,118,069
		1,467,754,781
Industrial (24.10%)
Black Creek Industrial Fund	48,236	87,460,845
Clarion Lion Industrial Trust	57,344	131,626,260
Prologis Targeted U.S. Logistics	130,639	251,080,588
RREEF Core Plus Industrial Fund LP	731,510	107,013,190
		577,180,883
Life Science (2.89%)
Blackstone BioMed Life Science Real Estate LP	43,833	43,832,807

Security	Shares	Value
Life Science (continued)
IQHQ, Inc.(a)(c)	1,505,117	$25,316,068
		69,148,875
TOTAL PRIVATE REAL ESTATE SECURITIES (Cost $2,082,869,692)		2,261,208,138

PUBLIC EQUITY REAL ESTATE SECURITIES (2.17%)
Public Non-Traded Real Estate Investment Trusts (0.02%)
Diversified (0.02%)
Highlands REIT, Inc.(c)(d)	140,161	36,105
Inventrust Properties Corp.(d)	140,161	373,963
Total Public Non-Traded Real Estate Investment Trusts (Cost $501,927)		410,068

Publicly Traded Real Estate Investment Trusts (2.15%)
Apartments (0.20%)
AvalonBay Communities, Inc.	2,200	352,946
Centerspace	9,875	697,570
Essex Property Trust, Inc.	1,500	356,130
Front Yard Residential Corp.	51,750	838,350
Independence Realty Trust, Inc.	57,115	767,054
Mid-America Apartment Communities, Inc.	6,037	764,828
NexPoint Residential Trust, Inc.	22,585	955,572
		4,732,450
Casino (0.04%)
VICI Properties, Inc.	36,373	927,512
		927,512
Communications (0.23%)
American Tower Corp.	6,983	1,567,404
Crown Castle International Corp.	12,313	1,960,107
SBA Communications Corp.	6,756	1,906,070
		5,433,581
Data Centers (0.25%)
CoreSite Realty Corp.	6,916	866,436
CyrusOne, Inc.	9,605	702,606
Digital Realty Trust, Inc.	9,171	1,279,447
Equinix, Inc.	2,683	1,916,145
QTS Realty Trust, Inc.	19,177	1,186,673
		5,951,307
Diversified (0.19%)
Gaming and Leisure Properties, Inc.	16,073	681,495
Gladstone Land Corp.	88,439	1,294,747
Lexington Realty Trust	58,953	626,081
Safehold, Inc.	28,503	2,066,182
		4,668,505
Healthcare (0.17%)
Community Healthcare Trust, Inc.	26,374	1,242,479
Healthpeak Properties, Inc.	20,801	628,814
Medical Properties Trust, Inc.	59,621	1,299,142
Physicians Realty Trust	31,652	563,406
Welltower, Inc.	5,835	377,058
		4,110,899
Hotels (0.02%)
Apple Hospitality REIT, Inc.	31,600	407,956
		407,956

Security	Shares	Value
Industrial (0.43%)
Americold Realty Trust	198	$7,391
Duke Realty Corp.	38,376	1,533,889
EastGroup Properties, Inc.	8,576	1,184,003
First Industrial Realty Trust, Inc.	20,885	879,885
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	33,587	2,130,423
Prologis, Inc.	16,977	1,691,928
Rexford Industrial Realty, Inc.	24,358	1,196,221
STAG Industrial, Inc.	27,025	846,423
Terreno Realty Corp.	20,763	1,214,843
		10,685,006
Manufactured Homes (0.10%)
Equity LifeStyle Properties, Inc.	16,683	1,057,035
Sun Communities, Inc.	8,133	1,235,809
		2,292,844
Office (0.07%)
Alexandria Real Estate Equities, Inc.	5,541	987,517
Easterly Government Properties, Inc.	31,611	715,989
		1,703,506
Self-Storage (0.26%)
CubeSmart	37,271	1,252,678
Extra Space Storage, Inc.	11,195	1,297,053
Life Storage, Inc.	12,421	1,482,943
National Storage Affiliates Trust	34,250	1,234,028
Public Storage	4,280	988,380
		6,255,082
Single Tenant (0.11%)
Agree Realty Corp.	14,905	992,375
Four Corners Property Trust, Inc.	21,035	626,212
NETSTREIT Corp.	17,886	348,598
Realty Income Corp.	9,590	596,210
		2,563,395
Single-Family Rental (0.08%)
American Homes 4 Rent	43,360	1,300,800
Invitation Homes, Inc.	23,946	711,196
		2,011,996
Total Publicly Traded Real Estate Investment Trusts (Cost $42,127,578)		51,744,039

TOTAL PUBLIC EQUITY REAL ESTATE SECURITIES (Cost $42,629,505)		52,154,107

PREFERRED STOCKS (0.48%)
American Homes 4 Rent, 6.350%, Series E	35,317	897,758
American Homes 4 Rent, 5.875%, Series G	36,975	960,241
Digital Realty Trust, Inc., 5.250%, Series J	35,593	931,825
Digital Realty Trust, Inc., 5.200%, Series L	31,529	860,742
EPR Properties, 5.750%, Series G	56,748	1,327,902
Kimco Realty Corp., 5.125%, Series L	36,225	951,631
National Storage Affiliates Trust, 6.000%, Series A	35,552	938,217
PS Business Parks, Inc., 5.200%, Series W	24,123	632,988
PS Business Parks, Inc., 5.250%, Series X	24,200	632,104
PS Business Parks, Inc., 4.875%, Series Z	24,160	661,742
Public Storage, 5.050%, Series G	24,002	656,455
Rexford Industrial Realty, Inc., 5.875%, Series A	18,322	465,379

Security	Shares	Value
PREFERRED STOCKS (0.48%) (continued)
Rexford Industrial Realty, Inc., 5.875%, Series B	18,270	$479,405
Spirit Realty Capital, Inc., 6.000%, Series A	38,284	1,030,988
TOTAL PREFERRED STOCKS (Cost $10,418,917)		11,427,377

SHORT TERM INVESTMENTS (6.58%)
Fidelity Investments Money Market Funds - Government Portfolio - Class I, 0.010%(e) (Cost $157,604,932)	157,604,932	157,604,932

TOTAL INVESTMENTS (112.55%) (Cost $2,519,855,918)		$2,695,803,525
LIABILITIES IN EXCESS OF OTHER ASSETS (-12.55%)		(300,687,272)
NET ASSETS (100.00%)		$2,395,116,253

Common Abbreviations

IO - Interest Only Security

PO - Principal Only Security

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2020, the aggregate market value of those securities was $238,725,039, representing 9.97% of net assets.
(b)	All or a portion of these securities are segregated as collateral for the Line of Credit as of December 31, 2020.
(c)	Non-income producing security.
(d)	Fair value estimated using fair valuation procedures adopted by the Board of Trustees. Total value of such securities is $410,068, representing 0.02% of net assets.
(e)	The rate shown is the 7-day effective yield as of December 31, 2020.

See Notes to Quarterly Portfolio of Investments.

Commitments – As of December 31, 2020, the Fund had unfunded commitments and/or contingencies for the below listed Private Real Estate Securities:

Security	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice (Days)
AEW Core Property Trust	$17,110,323		Quarterly	45
Ares Enhanced Income Fund	77,370,442	42,695,182	Quarterly	90
Bain Capital Real Estate Fund I	49,249,402	48,560,396	None	None
Black Creek Industrial	87,460,845	16,000,000	Quarterly	90
Blackstone Property Partners	104,236,000		Quarterly	90
Blackstone BioMed Life Science Real Estate LP	43,832,807	1,586,981	Annual	180
Bridge Debt Strategies Fund III, LP	83,724,629	5,574,061	None	None
Brookfield Premier Real Estate Partners	177,425,684	80,652,731	Quarterly	90
Carlyle Property Investors	93,589,279		Quarterly	90
CBRE U.S. Core Partners	111,530,808		Quarterly	60
Clarion Gables Multifamily Trust	103,471,747		Quarterly	90
Clarion Lion Industrial Trust	131,626,260		Quarterly	90
Clarion Lion Properties Fund	129,088,759		Quarterly	90
Harrison Street Core Property Fund	61,768,579		Quarterly	45
Invesco Core Real Estate Fund	29,772,362		Quarterly	45
Invesco U.S. Income Fund LP	54,655,635		Quarterly	45
IQHQ, Inc.	25,316,068	75,000,007	None	None
Morgan Stanley Prime Property Fund LLC	196,959,578		Quarterly	90
PGIM PRISA III	65,733,797	94,027,016	Quarterly	90
Principal Enhanced Property Fund LP	120,292,304		Quarterly	90
Prologis Targeted US Logistics	251,080,588		Quarterly	90
RREEF America REIT II, Inc.	6,700,144		Quarterly	45
RREEF Core Plus Industrial Fund LP	107,013,190	5,850,000	Quarterly	60
Sentinel Real Estate Fund	43,651,852		Daily	*
Stockbridge Smart Markets Fund	36,626,827		Quarterly	45
Stockbridge Value Fund II	2,802,160	511,701	None	None
UBS Trumbull Property G&I Fund	49,118,069		Quarterly	60
Total	$2,261,208,138	$370,458,075

*	Written notice required for redemption, no minimum timeline required.

Typically, when the Fund invests in a Private Fund, it makes a binding commitment to invest a specified amount of capital in the applicable Private Fund. The capital commitment may be drawn by the general partner of the Private Fund either all at once, or over time through a series of capital calls at the discretion of the general partner. As such, the Unfunded Commitments column above reflects the remaining amount of the Fund’s commitments to be called by the general partner of the Private Fund. Further, the organizational documents of the Private Funds in which the Fund invests typically have set redemption schedules and notification requirements. As such, the Redemption Frequency column above reflects the frequency in which the Private Fund accepts redemption requests and the Redemption Notice column reflects the number of days of advanced notice required. While redemptions can be requested at the frequency listed above, there is no guarantee the Fund will be paid all or any of the redemption amount at the time requested.

Bluerock Total Income+ Real Estate Fund

Notes to Quarterly Portfolio of Investments

December 31, 2020 (Unaudited)

1. Organization

Bluerock Total Income+ Real Estate Fund (the “Fund” or the “Trust”) was organized as a Delaware statutory trust on May 25, 2012 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund is non-diversified. The Fund’s investment advisor is Bluerock Fund Advisor, LLC (the “Advisor”). The Fund’s primary investment objective is to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in real estate industry securities, primarily in income producing equity and debt securities.

The Fund currently offers Class A, Class C, Class I, Class L and Class M shares. Class A shares commenced operations on October 22, 2012 and are offered at net asset value plus a maximum sales charge of 5.75%. Class A shareholders who tender for repurchase Class A shares that were purchased in amounts of $1,000,000 or more that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Class C and Class I shares commenced operations on April 1, 2014 and are offered at net asset value. Class C shares are subject to an early withdrawal charge of 1.00% if redeemed less than 365 days after purchase. Class L shares commenced operations on June 1, 2017 and are offered at net asset value plus a maximum sales charge of 4.25%. The Fund registered the offering of its Class M shares on February 1, 2020, however as of September 30, 2020 no such shares have been issued. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing shareholder service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its shareholder service and/or distribution plans. The Fund’s income, expenses (other than class specific shareholder service and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SUMMARY OF Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 "Financial Services – Investment Companies.”

A. Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the last bid price. Debt securities, including restricted securities, are valued based on evaluated prices received from a third party pricing vendor or from brokers who make markets in such securities. Debt securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund may invest a portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Valuation of Underlying Funds – The Fund invests in portfolios of open-end investment companies and exchange traded funds (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets/liabilities at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values (“NAV”) as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Valuation of Private Real Estate Securities – The Fund invests a significant portion of its assets in Private Real Estate Securities (“Private Funds”), which includes securities that invest in real estate assets (“Private REITs”) and securities that invest in debt instruments secured or otherwise supported by real estate assets (“Private Debt”). The Private Funds measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with ASC 820-10, the Fund has elected to apply the practical expedient or its equivalent, and to value its investments in Private Funds at their respective NAVs at each quarter. For non-calendar quarter-end days, the Valuation Committee estimates the fair value of each Private REIT by adjusting the most recent NAV for each Private REIT by the change in a proprietary benchmark that the Valuation Committee has deemed to be representative of the entire Private REIT market. For Private Debt, the Fund accrues income on a daily basis for each Private Debt investment. As of December 31, 2020, all of the Fund’s investments in Private Funds were valued at their respective NAVs.

Valuation of Public Non-Traded Equity Real Estate Securities – The Fund may invest a portion of its assets in Public Non-Traded Equity Real Estate Securities (“Public Non-Traded ERES”). The Public Non-Traded ERES do not report periodic NAVs with enough frequency to be valued using the practical expedient. The Valuation Committee determines the fair value of Public Non-Traded ERES on a daily basis by considering various factors such as the most recent published NAV, the transaction price, secondary market trades, shareholder redemption and dividend reinvestment programs, and potential illiquidity discounts.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The valuation techniques used by the Fund to measure fair value during the period ended December 31, 2020, maximized the use of observable inputs and minimized the use of unobservable inputs.   The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2020 for the Fund's assets measured at fair value:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Private Real Estate Securities (Measured at net asset value)(a)	$–	$–	$–	$2,261,208,138
Public Non-Traded Real Estate Investment Trusts	–	–	410,068	410,068
Publicly Traded Real Estate Investment Trusts	51,744,039	–	–	51,7414,039
Real Estate Debt Securities	–	213,408,971	–	213,408,971
Preferred Stocks	11,427,377	–	–	11,427,377
Short Term Investments	157,604,932	–	–	157,604,932
Total	$220,776,348	$213,408,971	$410,068	$2,695,803,525

(a)	In accordance with ASC 820-10, investments that are measured at fair value using the NAV per share (or its equivalent), practical expedient, have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of Investments.

B. Other Investment Vehicles – The Fund may invest in other investment vehicles such as exchange traded funds (“ETFs”), index funds, closed-end funds and mutual funds. Such funds are bought and sold on a securities exchange. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an investment vehicle to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning such investment vehicles generally reflect the risks of owning the underlying securities they are designed to track, although any lack of liquidity could result in it being more volatile. Additionally, such investment vehicles have fees and expenses that reduce their value relative to their underlying holdings.